KKM Enhanced U.S. Equity Fund

(the “Fund”)

Class A Shares (Symbol: KKMAX)

Class I Shares (Symbol: KKMIX)

Supplement dated September 20, 2017

to the Fund’s Prospectus dated October 1, 2016

The following provides new and additional information beyond that contained in the Fund’s current Prospectus and SAI and should be read in conjunction with the Fund’s current Prospectus and SAI.

CLASS A SHARES

Effective immediately, Class A shares of the Fund are closed and are no longer available for sale.

MANAGEMENT FEE

At a special meeting of the Board of Trustees (the “Board”) of Northern Lights Fund Trust II (the “Trust”) held on September 20, 2017, the Board approved a reduction in the advisory fee for the Fund. Effective as of September 21, 2017, the advisory fee for the Fund has changed as follows:

Old Advisory Fee	New Advisory Fee
0.85%	0.50%

Additionally, the Board also amended the operating expense limitation agreement between KKM Financial LLC (the “Adviser”) and the Fund, to reduce the Fund’s expense caps. Effective as of September 21, 2017, the operating expense caps for the Fund are as follows:

	Old Expense Cap	New Expense Cap
Class I:	1.05%	0.70%
Class A:	1.30%	0.95%

Accordingly, effective September 21, 2017, the disclosure in the Fund’s current Prospectus and SAI is replaced as follows:

Prospectus

Summary Section – Fees and Expenses of the Fund

The following disclosure included under the heading “Summary Section – Fees and Expenses of the Fund” is hereby deleted in its entirety and replaced with the following:

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on Class A shares if you invest, or agree to invest in the future, at least $25,000 in the Fund. More information about these and other discounts is available from your financial professional and under “Shareholder Information – More About Class A Shares” beginning on page 13 of this Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%	0.50%
Distribution and Service (Rule 12b-1) Fees	0.25%	0.00%
Other Expenses	3.51%	3.69%
Interest Expense	0.02%	0.02%
Acquired Fund Fees and Expenses(1)	0.17%	0.17%
Total Annual Fund Operating Expenses	4.45%	4.38%
Fee Waiver/Expense Reimbursement	(3.31%)	(3.49%)
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(2)	1.14%	0.89%
(1)	This number represents the combined total fees and operating expenses of the underlying funds owned by the Fund and is not a direct expense incurred by the Fund or deducted from the Fund assets. Since this number does not represent a direct operating expense of the Fund, the operating expenses set forth in the Fund’s financial highlights do not include this figure.
(2)	Pursuant to an operating expense limitation agreement between KKM Financial LLC (the “Adviser”) and the Fund, the Adviser has agreed to waive its fees and/or absorb expenses of the Fund to ensure that Total Annual Fund Operating Expenses (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses such as litigation)) for the Fund do not exceed 0.95% and 0.70%,of the Fund’s average net assets, for Class A and Class I shares, respectively, through September 30, 2018. This operating expense limitation agreement can be terminated only by, or with the consent of, the Board of Trustees. The Adviser is permitted to receive reimbursement from the Fund for fees it waived and Fund expenses it paid, subject to the limitation that: (1) the reimbursement for fees and expenses will be made only if payable within three years from the date on which they were incurred; and (2) the reimbursement may not be made if it would cause the expense limitation in effect at the time of the waiver or currently in effect, whichever is lower, to be exceeded.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The fee waiver/expense reimbursement arrangement discussed in the table above is reflected only through September 30, 2018. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$685	$1,561	$2,446	$4,703
Class I	$91	$1,008	$1,938	$4,311

Prospectus

Management of the Fund – The Adviser

The following disclosure included under the heading “Management of the Fund – The Adviser” is hereby deleted in its entirety and replaced with the following:

The Trust, on behalf of the Fund has entered into an Investment Advisory Agreement (“Advisory Agreement”) with KKM Financial LLC, located at 141 W. Jackson Blvd., Suite 1711 Chicago, IL 60604, under which the Adviser manages the Fund’s investments subject to the supervision of the Board of Trustees. The Adviser offers both high net worth individual and institutional clients portfolio management services in a variety of alternative investment offerings, and is a registered investment adviser. As of August 31, 2016, the Adviser has approximately $160.5 million in assets under management. Of the $160.5 million approximately $37 million are discretionary assets and $123.5 million are non-discretionary assets. Under the Advisory

Agreement, the Fund compensates the Adviser for its investment advisory services at the annual rate of 0.50% of the Fund’s average daily net assets, payable on a monthly basis.

Subject to the general supervision of the Board of Trustees, the Adviser is responsible for managing the Fund in accordance with its investment objective and policies using the approach discussed in the “Overview” section of this Prospectus. The Adviser also maintains related records for the Fund.

Fund Expenses. The Fund is responsible for its own operating expenses. Pursuant to an operating expense limitation agreement between the Adviser and the Fund, the Adviser has agreed to reduce its management fees and/or pay expenses of the Fund to ensure that the total amount of Fund operating expenses (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses such as litigation) do not exceed 0.95% and 0.70%,of the Fund’s average net assets, for Class A and Class I shares, respectively, through September 30, 2018 subject thereafter to annual re-approval of the agreement by the Board of Trustees. The Adviser is permitted to receive reimbursement of any excess expense payments paid by it pursuant to the operating expense limitation agreement in future years on a rolling three year basis, as long as the reimbursement does not cause the Fund’s annual operating expenses to exceed the expense cap. The Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of management fees and/or expenses. This Operating Expense Limitation Agreement can be terminated only by, or with the consent, of the Board of Trustees. For the most recent fiscal year ended May 31, 2016, the Adviser received an advisory fee net of fee waivers and expense reimbursements equal to 0.00% of the Fund’s average daily net assets

A discussion regarding the basis for the Board of Trustees’ renewal of the Advisory Agreement is available in the Fund’s annual report to shareholders dated May 31, 2016.

Statement of Additional Information – Investment Adviser

The fifth paragraph under the heading “Investment Adviser” is deleted and replaced with the following:

Pursuant to the Advisory Agreement, the Fund pays the Adviser a management fee at the annual rate of 0.50% of the KKM Enhanced U.S. Equity Fund’s average daily net assets. The fee is computed daily and payable monthly. The Adviser has agreed contractually to waive its management fee and to reimburse operating expenses (exclusive of any front-end or contingent deferred sales loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary or non-recurring expenses, including, but not limited to, litigation) at least until September 30, 2018, such that net annual fund operating expenses of the Fund do not exceed the percentages in the table below.  This operating expense limitation agreement can be terminated only by, or with the consent of, the Board of Trustees. The Adviser is permitted to receive reimbursement from the Fund for fees it waived and Fund expenses it paid, subject to the limitation that: (1) the reimbursement for fees and expenses will be made only if payable within three years from the date on which they were incurred; and (2) the reimbursement may not be made if it would cause the expense limitation in effect at the time of the waiver or currently in effect, whichever is lower, to be exceeded.

KKM Enhanced U.S. Equity Fund	Expense Limitation
Class A	0.95%
Class I	0.70%

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information dated October 1, 2016, which provide information that you should know about the Fund before investing and should be retained for future reference. These documents are available upon request and without charge by calling the Fund at 1-844-767-3863.